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                                                                    EXHIBIT 10.1


                               AMENDMENT NO. 6 TO
                              THE CREDIT AGREEMENT

                  AMENDMENT NO. 6 TO THE CREDIT AGREEMENT (this "Amendment") dated as of September 13, 2002 is entered into by and among AdvancePCS, f/k/a Advance Paradigm, Inc., a Delaware corporation (the "Borrower"), the Subsidiary Guarantors party hereto, the Lenders party hereto, Bank One, N.A. ("Bank One"), as Documentation Agent, Bank of America, N.A. ("Bank of America"), as Collateral Agent and as Administrative Agent for the Lender Parties, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Book-Runner, Lead Arranger and Syndication Agent, and Banc of America Securities LLC, as Joint Book-Runner and Joint Lead Arranger. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

                  PRELIMINARY STATEMENTS:

                  WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agents have entered into a Credit Agreement dated as of October 2, 2000, as amended by Amendment No. 1 to the Credit Agreement dated as of November 3, 2000, Amendment No. 2 to the Credit Agreement dated as of June 22, 2001, Amendment No. 3 to the Credit Agreement dated as of August 24, 2001, Amendment No. 4 to the Credit Agreement dated as of May 29, 2002 and Amendment No. 5 to the Credit Agreement dated as of July 17, 2002 (as so amended and as otherwise amended, restated and modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Credit Agreement be amended so as to permit an increase in the amount of the Tranche A Revolving Credit Facility from $175,000,000 to up to $275,000,000; and

                  WHEREAS, such amendment to the Credit Agreement requires the consent of the Required Lenders; and

                  WHEREAS, the Borrower and its Subsidiaries have requested that the Required Lenders approve such amendment to the Credit Agreement as described herein.

                  NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments.

                  (a) The Credit Agreement is, effective as of the Amendment No. 6 Effective Date (as defined herein), hereby amended by adding immediately after Section 2.16 a new Section 2.17 to read as follows:



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                  2.17 Increase in Tranche A Revolving Credit Facility.

                           (a) Provided there exists no Default, upon notice to
                  the Administrative Agent (which shall promptly notify the Lenders if the Borrower has not already done so), the Borrower may from time to time until and including October 31, 2002, request an increase in the Tranche A Revolving Credit Facility by an amount for all such requests not exceeding $100,000,000 in the aggregate (i.e., the amount of the Tranche A Revolving Credit Facility may be increased up to $275,000,000); provided that any such request must be in an amount of not less that $5,000,000 and in a whole multiple of $1,000,000 in excess thereof. Each Lender shall notify the Borrower and the Administrative Agent whether or not it agrees to increase its Tranche A Revolving Credit Commitment and, if so, by what amount. The Administrative Agent shall notify each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

                           (b) If the Tranche A Revolving Credit Facility is
                  increased in accordance with this Section, the Administrative Agent and the Borrower shall determine one or more effective dates (any such date an "Increase Effective Date") and the final allocation of any such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of any such increase and the relevant Increase Effective Date. As a condition precedent to any such increase, the Borrower shall deliver to the Administrative Agent a certificate dated as of the relevant Increase Effective Date signed by a Responsible Officer of the Borrower
                  (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in
                  Article IV and the other Loan Documents are true and correct on and as of the relevant Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default exists. The Borrower shall prepay any Tranche A Revolving Credit Advances outstanding on the relevant Increase Effective Date (and pay any additional amounts required pursuant to Section 9.04(c)) to the extent necessary to keep the outstanding Tranche A Revolving Credit Advances ratable with any revised Pro Rata Shares arising from any nonratable increase in the Tranche A Revolving Credit Commitments under this Section.


                  (b) Section 9.04(c) of the Credit Agreement is hereby amended by (i) replacing the words "or 2.10(d)" with ", 2.10(d) or 2.17" and
         (ii) replacing the words "or 6.01" with ", 2.17 or 6.01".

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment No. 6 Effective Date") when, and




                                       2
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only when, each of the following conditions shall have been satisfied (it being understood that the satisfaction of one or more of the following conditions may occur concurrently with the effectiveness of this Amendment):

                      (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Required Lender has executed this Amendment;

                      (b) the Borrower shall have paid any and all out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent (including the reasonable fees and expenses of the Administrative Agent's legal counsel), and fees and other amounts payable to the Administrative Agent, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment; and

                      (c) the Administrative Agent shall be satisfied that, as of the date the last of the conditions set forth in this Section 2 is satisfied, (i) all representations and warranties made by the Borrower and each other Loan Party in this Amendment and each other Loan Document are true and correct in all material respects as if made as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case as of such specific date, and (ii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  SECTION 3. Authority of Administrative Agent. The Required Lenders hereby acknowledge and agree that pursuant to the authority granted to the Administrative Agent under Article VIII of the Credit Agreement, the Administrative Agent has the power to execute and deliver all documents and to take all such further action on behalf of the Lender Parties as it may deem to be reasonably necessary to effectuate this Amendment.

                  SECTION 4. Representations and Warranties. Each of the Loan Parties represents and warrants as follows:

                      (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date;

                      (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Amendment;

                      (c) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

                      (d) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party's legal, valid and binding obligation, enforceable in



                                       3
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         accordance with its terms, except as such enforceability may be limited
         (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights;

                      (e) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment where not completed such action would reasonably be expected to have a Material Adverse Effect; and

                      (f) the execution and delivery of this Amendment does not diminish or reduce its obligations under the Loan Documents (including, without limitation, in the case of each Subsidiary Guarantor, such Subsidiary Guarantor's guaranty pursuant to Section 7 of the Credit Agreement) in any manner, except as specifically set forth herein.

                  SECTION 5. Reference to and Effect on the Loan Documents.

                      (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                      (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                      (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                      (d) This Amendment shall constitute a Loan Document and, as such, can only be amended in accordance with the provisions of
         Section 9.01 of the Credit Agreement.

                  SECTION 6. Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall



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constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

             SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


              [The rest of this page is intentionally left blank.]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                        BORROWER


                                             ADVANCEPCS

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                        SUBSIDIARY GUARANTORS


                                        ADVANCEPCS HOLDING CORPORATION

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                        ADVANCEPCS HEALTH SYSTEMS, LLC


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                        ADVANCEPCS HEALTH, L.P.

                                        By ADVANCEPCS HEALTH SYSTEMS, LLC, its
                                        General Partner


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                     ADVANCEPCS RESEARCH, L.L.C.

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     ADVANCERX.COM, L.P.


                                     By ADVANCEPCS HEALTH SYSTEMS, LLC, its
                                     General Partner

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     ADVP CONSOLIDATION, L.L.C.

                                     By:
                                        ----------------------------------------
                                     Name:  Susan de Mars
                                     Title: General Counsel and Secretary


                                     ADVP MANAGEMENT, L.P.

                                     By ADVANCEPCS HEALTH SYSTEMS, LLC, its
                                     General Partner

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     AMBULATORY CARE REVIEW SERVICES, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     BAUMEL-EISNER NEUROMEDICAL INSTITUTE, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



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                                    FFI RX MANAGED CARE, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    FIRST FLORIDA INTERNATIONAL HOLDINGS, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    HMN HEALTH SERVICES, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    ADVANCEPCS MAIL SERVICES OF BIRMINGHAM, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    ADVANCEPCS PUERTO RICO, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    ADVANCEPCS SPECIALTYRX, LLC

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    AFC RECEIVABLES HOLDING CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                           DRESING-LIERMAN, INC.

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           THERACOM, INC.

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           CONSUMER HEALTH INTERACTIVE, INC.

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:
   -----------------------------------------
Title:

LENDERS (AND OTHER AGENTS)

BANK OF AMERICA, N.A.,
as Initial Lender and Initial Issuing Bank and Lender Party


By:
   -------------------------------------
Title:


BANK ONE, N.A., as Documentation Agent and Lender Party


By:
   -------------------------------------
Title:


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent and Lender Party


By:
   -------------------------------------
Title:

----------------------------------------
[LENDER]

By:
   -----------------------------------------------------------
Title:
      --------------------------------------------------------